SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14 A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934 (PRER No. 2)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  PRELIMINARY PROXY STATEMENT    [ ]  Confidential, for use of the Commission
     PRER NO. 2                          only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           NEVADA HOLDING GROUP, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                           NEVADA HOLDING GROUP, INC.

TO: Shareholders of Nevada Holding Group, Inc.

     You are hereby notified pursuant to Article II, Section 2.04 and 2.05 of the Corporation's By-laws, that a Special Meeting of the Shareholders of Nevada Holding Group, Inc. (the "Company") will be held at 4729 Lomas Sante Fe Street, Las Vegas, Nevada 89147, on July 10, 2002 at 10:00 a.m. Pacific Standard Time, for the purpose of considering and voting upon the following matters:

     1. The acquisition of all of the issued and outstanding shares of Apollo Capital Corp. via a share exchange.

     2. The election of a new Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

     These matters are more fully described in the enclosed proxy statement.

     Only those shareholders of record at the close of business on March 25, 2002 shall be entitled to vote at said meeting.

     There are 5,004,400 issued and outstanding shares of common stock eligible to vote at this Special Meeting of Shareholders. Enclosed please find a proxy statement and proxy card for your information.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NOS. 1 AND 2.

                                        BY ORDER OF THE BOARD OF DIRECTORS


DATED: June ____, 2002                  BY: _______________________________
                                            CHARLES E. JORDAN, SR.
                                            Secretary

                                 PROXY STATEMENT

                           NEVADA HOLDING GROUP, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 10, 2002


                                  SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of NEVADA HOLDING GROUP, INC. (the "Company") for use at the Special Meeting of Shareholders to be held on July 10, 2002 (the "Special Meeting"), for the purpose set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about June 25, 2002.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Special Meeting.

     The address, telephone number and facsimile number of the principal executive offices of the Company are:

                           4729 LOMAS SANTE FE STREET
                             LAS VEGAS, NEVADA 89147
                            TELEPHONE: (702) 220-3120
                             FAX NO.: (702) 220-4332

                                  REVOCABILITY

     Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company or by personally withdrawing the proxy at the Special Meeting and voting in person.

                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only shareholders of record at the close of business on March 25, 2002 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 5,004,400 shares issued and outstanding of the Company's common stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities entitled to vote at the Special Meeting. Each share entitles the holder to one vote on each matter submitted to a vote at the Special Meeting.

                                VOTING PROCEDURES

     Shareholders may vote their shares by completing the enclosed proxy card. Please fill in, date and sign the proxy card and return it in the postage-paid envelope provided.

     A quorum is present if, as of the Record Date, at least a majority of the outstanding shares of common stock are present in person or by proxy at the Special Meeting. All matters at the meeting will be decided by the affirmative vote of the holders of a majority of the shares of common stock cast with respect thereto, provided a quorum exists.

     Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company. Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal. In accordance with Nevada law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NOS. 1 AND 2

     PROPOSAL 1. THE ACQUISITION OF APPOLLO CAPITAL CORP. VIA A SHARE EXCHANGE

     PROPOSAL 2. THE ELECTION OF THE FOLLOWING PERSONS TO THE BOARD OF
                 DIRECTORS:

                    1.   JOHN M. KING

                    2.   BERNADETTE LINDBERG

                                 PROPOSAL NO. 1
                       ACQUISITION OF APOLLO CAPITAL CORP.

     The acquisition has a planned completion date within five days after shareholder approval. The Board of Directors and shareholders of Apollo Capital Corp. have already approved the acquisition by the Company. In addition, subject to shareholder approval the existing officers and directors of the Company will resign and will be replaced by the officers and directors of Apollo Capital Corp. The "Letter of Intent" attached hereto as Exhibit No. 1 provider for the Company to pay severance pay to the present officers and directors of the Company upon their resignation.

     Management believes that the acquisition of Apollo Capital Corp. will provide the Company with access to the capital markets that are available through Apollo Capital Investments, Inc. the majority shareholder of Apollo Capital Corp. In addition, the new officers and directors have significant experience in the merger and acquisition business and will be able to provide the Company with a large selection of candidates for acquisition. The new officers and directors also have access to promotional firms that will enable the information about the Company to be made available to present and prospective investors. The acquisition of Apollo Capital Corp. will further provide the Company with the management, capital and acquisition candidates to enable the Company to develop into a business that will have significant revenue and to be very profitable in the near term.

     In any business opportunity, the Company may become party to a merger, consolidation, joint venture, reorganization or licensing agreement with another corporation or entity. It may also purchase the stock or assets of an existing business. On the consummation of a transaction, it is possible that the present management and shareholders of the Company will not be in control of the company. In addition, a majority of all of the Company's directors may, as part of the terms of the acquisition transaction, resign and be replaced by new directors without a vote of the Company's shareholders.

     It is anticipated that any securities issued in any such reorganization would be issued in reliance on exemptions from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of the transaction, the Company may agree to register such securities either at the time the transaction is consummated, under certain conditions or at specified times thereafter. The issuance of substantial additional securities and their potential sale into any trading market that may develop in the Company's common stock may adversely affect the market for such securities.

     The manner in which the Company participates in an opportunity will depend on the nature of the opportunity, the respective needs and desires of the Company and other parties, the management of the target company and the relative negotiating strength of the Company and such other management.

     As part of the Company's investigation, officers and directors of the Company may meet with management and key personnel of a target company, may visit and inspect facilities, obtain independent analysis or verification of certain information provided by such company, check references of management and key personnel and take other reasonable investigative measures to the extent that the Company's limited financial resources and management expertise allow. While the actual terms of a transaction to which the Company may be a party cannot be predicted, it is expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a "tax free" reorganization under Sections 368(a)(1) or 351 of the Internal Revenue code of 1954, as amended (the "Code"). In order to obtain tax-free treatment under the Code, it may be necessary for the owners of the acquired business to own 80% or more of all the classes of stock of the surviving entity. In such event, the shareholders of the Company would retain less than 20% of the issued and outstanding shares of the surviving entity, which could result in significant dilution in the percent of ownership of such shareholders.

     The current officers and directors of the Company have acquired a minority position in Apollo Capital Corp. Melanie S. Meinders, Charles E. Jordan, Sr. and Venture Funding Group, Inc. each have acquired equity positions in Apollo Capital Corp. of 1.28% of the issued and outstanding shares. These shares are restricted securities under Rule 144. Ninety (90) days after the completion of the acquisition of Apollo Capital Corp. these shareholders will become non-affiliate investors of the Company. Upon the completion of the acquisition of Apollo Capital Corp., the insiders and affiliates of Nevada Holding Group, Inc. will own 15.93% of the issued and outstanding shares of the Company.

     Pursuant to the terms of the Letter of Intent, the Company will acquire 100% of the issued and outstanding shares of Apollo Capital Corp. This will require the Company to issue a total of 35,179,000 common shares, par value $0.001 per share, to the existing shareholders of Apollo Capital Corp. The Letter of Intent also provides for the officers and directors of Apollo Capital Corp., subject to shareholder approval, to be elected as the new Board of Directors and officers of Nevada Holding Group, Inc.

INFORMATION ABOUT APOLLO CAPITAL CORP.

     Apollo Capital Corp. was incorporated under the laws of the State of Nevada on October 29, 2001. Apollo will acquire equity positions in start-up and existing companies that will provide the shareholders with potential for increases in their shareholder equity. Apollo will also provide its acquired companies consulting services with regard to raising capital, equity formation, development of superior management teams, implementing successful marketing programs when appropriate and guidance in filing registration and financial statements. Apollo believes that this strategy provides the ability to significantly increase shareholder value, as well as provide capital to support the growth in Apollo's subsidiaries and investments. Apollo also envisions that it will promote opportunities for synergistic business relationships among the companies within its portfolio.

     Apollo's mission is to acquire strategic positions in potentially profitable enterprises that will enhance the value of its holdings. Apollo has adopted a strategy of seeking companies that can offer unique opportunities for growth and profitability and providing significant gains to enhance shareholder value. Apollo is in a position to perform positively for its shareholders, which is its ultimate mission.

     Apollo's principal business objective is to seek long-term growth potential in a business venture, as well as to seek immediate, short-term earnings.

     Apollo does not restrict its search to any specific business, industry or geographical location.

     Apollo will seek business opportunities in firms that have recently commenced operations, or are developing or existing companies in need of additional capital for expansion into new products or markets. In some instances, a business opportunity may involve the acquisition of a company that does not need cash, but which desires to be part of a corporation with a public trading market for its stock. Apollo may, depending on its opportunities, purchase assets with its common stock, and establish a wholly owned subsidiary in various businesses or purchase existing businesses as subsidiaries. Apollo believes that this strategy provides the ability to significantly increase shareholder value, as well as provide capital to support the growth in Apollo's subsidiaries and investments.

     Apollo's strategy also envisions and will promote opportunities for synergistic business relationships among the companies within its portfolio. This unique method of generating equity for its shareholders will focus on companies in all stages of development. Apollo does not restrict its search to any specific kind of business, but may acquire a venture that is in any stage of its corporate life, including, but not limited to; companies in the development stage and those already in operation.

APOLLO'S SERVICES

     ACQUISITION/DUE DILIGENCE: Potential business partners or acquisitions will be put through a gauntlet of critique, scrutiny and due diligence in determining whether or not they are an appropriate candidate. If a candidate is successful, it will be recommended to the board of directors for development or acquisition.

     OVERSIGHT MANAGEMENT OF ACQUIRED BUSINESSES: Apollo's management will be responsible for overseeing the management of the specific businesses acquired, in order to protect and nurture the investments of the shareholders. The management of the acquired companies will present monthly financial and operating statements to Apollo's management, to verify that the acquired businesses are adequately progressing through their business plans.

     EVALUATION OF OPPORTUNITIES: Analysis of new business acquisitions will be undertaken by, or under the supervision of, the officers and directors of Apollo. In analyzing prospective business opportunities management considers such matters as the available technical, financial and managerial resources, working capital and other financial requirements, the prospects for the future, nature of present and expected competition, the quality and experience of management services that may be available and the depth of such management. Apollo may from time to time acquire the services of companies specializing in mergers and acquisitions to provide a continuous source of qualified candidates.

                                   COMPETITION

     Apollo realizes it will face competition in terms of making acquisitions However, management believes that its unique market position will allow it to target acquisition candidates whose needs are more immediate than can be met by other businesses offering similar services.

                             EXECUTIVE COMPENSATION

     The officers and directors have agreed that they will not receive any salary or compensation for their services until such time as Apollo is profitable. After Apollo is profitable, the officers and directors will be employed under employment contracts containing adequate compensation and benefits to insure the proper growth and development of Apollo. The Board of Directors of the Company will be required to approve all such employment agreements.

                                   MANAGEMENT

     The following sets forth information concerning the directors and officers of Apollo:

     NAME                        POSITIONS
     ----                        ---------

     John M. King                Chairman of the Board, Chief
                                 Executive Officer, President and
                                 Chief Financial Officer

     Bernadette Lindberg         Director and Secretary

     Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Officers are elected annually by the Board of Directors and hold office until such successors are duly elected and qualified. The following is a brief account of business experience of each director and executive officer of Apollo Capital Corp.

     JOHN M. KING: Mr. King has over twenty years experience in accounting and financial management. He has served as Controller and as corporate officer for several corporations. He has a history of analytical problem solving, coordinating projects and processes, attention to detail and research, which have led to improved efficiencies, maximization of current resources and significant contributions to the bottom line. Some of his professional accomplishments include: negotiation of cost-saving contracts; coordination of corporate relocations; negotiation of tax disputes; synchronization of procedures and controls; negotiation of favorable credit terms; and preparation of SBA loan packages. He holds a Masters of Business Administration degree from the University of St. Thomas in Houston, Texas. In addition, he holds Series 7, 66, and 31 securities licenses.

     BERNADETTE LINDBERG: Ms. Lindberg has held the positions of Administrative Assistant and Professional Staff Coordinator within the medical fields from 1981 through 1991, where she provided administrative support to the Hospital Administrator and Medical Director. Ms. Lindberg also has vast experience as an Executive Secretary / Assistant for TXU Communications from 1993 through 2001 where she has supported the CIO / Vice President of Human Resources, and the Director of Sales. Ms. Lindberg's positions have required handling and maintaining highly confidential information and records, as well as recording, preparing and processing executive meeting notes. Ms. Lindberg is proficient in the areas of preparing and processing business correspondence and statistical reports.

                       DESCRIPTION OF APOLLO CAPITAL STOCK

     COMMON STOCK: Apollo is authorized to issue 100,000,000 shares of Common Stock with a par value of $0.001 per share.

     Holders of Common Stock are entitled to one vote per share in each matter to be decided by stockholders. The Common Stock has no redemption provisions and the holders thereof have no preemptive rights. Holders of Common Stock are entitled to receive ratably such dividends, if any, as the Board of Directors may declare from time to time out of funds legally available thereof. The outstanding shares of Common Stock are fully paid and non-assessable.

                                 INDEMNIFICATION

     NEVADA STATUTES: Section 78.751 of Nevada law authorizes a Nevada corporation to indemnify its officers and directors against claims or liabilities arising out of such person's conduct as officers and directors if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of Apollo. The Articles of Incorporation provide for indemnification of the directors and officers of Apollo. In addition, Article IX of the By-Laws of Apollo provide for indemnification of the directors, officers, employees or agents of Apollo.

     In general, these provisions provide for indemnification in instances when such persons acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of Apollo. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of Apollo pursuant to the foregoing provisions, or otherwise, Apollo has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

     Nevada's "Combination with Interested Stockholders Statute" and "Control Share Acquisition Statute" may have the effect of delaying or making it more difficult to effect a change in control of Apollo.

     The Combination with Interested Stockholders Statute prevents an "interested stockholder" and an applicable Nevada corporation from entering into a "combination," unless certain conditions are met. A combination means any merger or consolidation with an "interested stockholder," or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an "interested stockholder" having: (i) an aggregate market value equal to 5% or more of the aggregate market value of the assets of a corporation; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of a corporation; or (iii) representing 10% or more of the earning power or net income of the corporation. An "interested stockholder" means the beneficial owner of 10% or more of the voting shares of a corporation, or an affiliate or associate thereof. A corporation may not engage in a "combination" within three years after the interested stockholder acquires his shares unless the combination or purchase is approved by the Board of Directors before the interested stockholder acquired such shares.

     If approval is not obtained, after the expiration of the three-year period, the business combination may be consummated with the approval of the Board of Directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the highest of: (i) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested stockholder, whichever is higher; or (ii) the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher.

     Nevada's Control Share Acquisition Statute prohibits an acquirer, under certain circumstances, from voting shares of a target corporation's stock after crossing certain threshold ownership percentages, unless the acquirer obtains the approval of the target corporation's stockholders. The Control Share Acquisition Statue specifies three thresholds; one-fifth or more but less than one-third or more but less than a majority, and a majority or more, of the voting power of the corporation in the election of directors. Once an acquirer crosses on of the above thresholds, those shares acquired in such offer or acquisition and those shares acquired within the preceding ninety days become Control Shares and such Control Shares are deprived of the right to vote until disinterested stockholders restore the right.

     The Control Share Acquisition Statue also provides that in the event Control Shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the Control Shares are entitled to demand payment for the fair value of their shares.

                                    DIVIDENDS

     Holders of the shares of Common Stock are entitled to dividends when, as and if declared by the Board of Directors out of funds legally available. Apollo has not paid any dividends on its Common Stock and intends to retain earnings, if any, to finance the development and expansion of its business. Future dividend policy is subject to the discretion of the Board of Directors and will depend upon a number of factors, including future earnings, capital requirements and the financial condition of Apollo.

                                   LITIGATION

     Apollo knows of no litigation pending, threatened or contemplated, or unsatisfied judgment against it, or any proceedings in which Apollo is a party. Apollo knows of no legal actions pending or threatened or judgment entered against any officer or director of Apollo in their capacity as such.

                              FINANCIAL INFORMATION

     The following financial statements are enclosed:

     EXHIBIT NO.                                          DESCRIPTION
     -----------                                          -----------

         2 Apollo Capital Corp. Audited Financial Statements for the fiscal year ended December 31, 2001

         3 Nevada Holding Group, Inc. Audited Financial Statements for the fiscal year ended December 31, 2001

         4 Nevada Holding Group, Inc. Audited Financial Statements for the fiscal year ended December 31, 2000

         5 Nevada Holding Group, Inc. Unaudited Financial Statements for the Quarterly Period ended March 31, 2002

                                 PROPOSAL NO. 2
                              ELECTION OF DIRECTORS

     Article III, Section 3.02 of the Company's By-Laws provides that "The Board of Directors shall consist of two directors. The corporation may increase, but not to exceed ten (10) directors, as determined from time to time by the shareholders of the Corporation. Each Director elected shall hold office until his successor shall be duly elected and shall qualify."

     The resumes of the proposed directors are set forth above in the "Management" section regarding Proposal No. 1.

     Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Officers are elected annually by the Board of Directors and hold office until successors are duly elected and qualified.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the shares of common stock owned as of March 25, 2002. Unless otherwise indicated in the footnotes below on the table as subject to community property laws, where applicable, the persons as to whom the information is given has sole investment power over the shares of common stock shown as beneficially owned.

     1. Each person who in so far as the Company has been able to ascertain beneficially owns more than five percent (5%) of the 5,004,400 outstanding shares of the Company.

     2.   Each director.

     3.   Each officer.

     4.   All of the directors and officers as a group.

         NAME                                           NUMBER           PERCENT
         ----                                           ------           -------

     1.  Melanie S. Meinders(1)(2)                     300,000             5.99%
         4729 Lomas Sante Fe Street
         Las Vegas, NV 89147-6028

     2.  Charles E. Jordan, Sr. (1)                    300,000             5.99%
         4901 South Ammons Street
         Suite 1-C
         Littleton, CO 80123

     3.  Richard L. Brown                              260,000             5.19%
         4901 South Ammons Street
         Suite 1-C
         Littleton, CO 80123

     4.  Venture Funding Group, Inc. (2)               200,000             3.99%
         4729 Lomas Sante Fe Street
         Las Vegas, NV 89147-6028

     5.  James W. Dunn                                 214,000             4.28%
         502 North Santa Fe
         Anthony, KS 67003

     6.  John M. King                                  400,000             7.99%
         4848 Pin Oak Park
         #1613
         Houston, TX 77081

     7.  Billy D. King, Jr.                            500,000             9.99%
         3320 FM 359
         Richmond, TX 77469

     8.  Gregory Provost                               350,000             6.99%
         11655 Briar Forest, #65
         Houston, TX 77077

     9.  Kurt E. Neubauer                              350,000             6.99%
         2710 Lee Circle
         Rosenburg, TX 77471

     10. Directors and Officers as a Group             600,000            11.99%

----------
(1) Melanie S. Meinders and Charles E. Jordan, Sr. are officers and directors of the Company
(2) Venture Funding Group, Inc. a Nevada corporation is controlled by Thomas R. Meinders, husband of Melanie S. Meinders. Melanie S. Meinders is a minority shareholder.

                            PROXY SOLICITATION COSTS

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's officers, employees or agents may solicit proxies by telephone or personally, without additional compensation.


                                        BY ORDER OF THE BOARD OF DIRECTORS


DATED: June __, 2002                    BY: _______________________________
                                            CHARLES E. JORDAN, SR.
                                            Secretary

                                      PROXY

                           NEVADA HOLDING GROUP, INC.


     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD _________,2002. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints MELANIE S. MEINDERS as his/her proxy, with full power of substitution, in the name, place and stead of the undersigned, to vote at the Special Meeting of Shareholders of Nevada Holding Group, Inc. on July 20, 2002, at 4729 Lomas Sante Fe Street, Las Vegas, Nevada 89147 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. The acquisition of all of the issued and outstanding shares of Apollo Capital Corp. via a share exchange.

     [ ]   FOR           [ ]    AGAINST           [ ]    ABSTAIN

2.   The election of JOHN M. KING as a director.

     [ ]   FOR           [ ]    AGAINST           [ ]    ABSTAIN

3.   The election of BERNADETTE LINDBERG as a director.

     [ ]   FOR           [ ]    AGAINST           [ ]    ABSTAIN

Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE: ____________________________________

NAME: ____________________________________
                 (Please Print)

SIGNATURE: _______________________________

NO. OF SHARES: ___________________________

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

                                                                   EXHIBIT N0. 1


                           NEVADA HOLDING GROUP, INC.
                           4729 LOMAS SANTE FE STREET
                          LAS VEGAS, NEVADA 89147-6028


                                LETTER OF INTENT


December 11, 2001

Apollo Capital Corp.
Mr. John M. King
Chief Executive Officer
3320 FM
Suite 359
Richmond, Texas 77469

     RE: PROPOSED EXCHANGE OF SHARES OF NEVADA HOLDING GROUP, INC., A NEVADA
         CORPORATION FOR 100% OF THE ISSUED AND OUTSTANDING SHARES OF
         APOLLO CAPITAL CORP., A NEVADA CORPORATION, ON A SHARE FOR SHARE BASIS.

Dear Mr. King:

This Letter of Intent will reflect the mutual intent of Nevada Holding Group, Inc., a Nevada corporation and Apollo Capital Corp., a Nevada corporation, regarding the exchange of common shares of Nevada Holding Group, Inc. in exchange for all of the issued and outstanding common shares of Apollo Capital Corp., on a share for share basis.

As a result of the transactions ("Transactions") contemplated by this Letter of Intent, Nevada Holding Group, Inc. will acquire all of the outstanding shares of Apollo Capital Corp. upon the terms and conditions provided herein and any additional terms which will be set forth by mutual written consent of both corporations.

     1. CLOSING DATE. The Closing Date shall be January 2, 2002 or any date that is mutually agreed upon in writing by both corporations.

     2. ACQUISITION OF STOCK. On the date of closing of this transaction, Apollo Capital Corp. will transfer to Nevada Holding Group, Inc. all of its issued and outstanding shares in exchange for Common Shares of Nevada Holding Group, Inc. This exchange is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended and the Nevada Holding Group, Inc. Common Shares will be received on a tax-free basis.

     3. STOCK CONDITIONS. On the date of closing there shall be no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commissions obligating Apollo Capital Corp. to issue or transfer any additional shares of its capital stock of any class.

NEVADA HOLDING GROUP, INC.
LETTER OF INTENT
PAGE 2

     4. REGISTRATION STATEMENT. A registration statement will be filed with the Securities and Exchange Commission to register the shares of Nevada Holding Group, Inc. that are issued to acquire Apollo Capital Corp. utilizing this Letter of Intent. Upon the completion of the registration statement and legal opinion provided by counsel, free trading shares would become available.

     5. FINDERS FEES. Both Nevada Holding Group, Inc. and Apollo Capital Corp. agree that finders fees are not owed on this transaction. Both parties hereby indemnify and hold harmless the other party from any such obligation.

     6. BOARD OF DIRECTORS. The Board of Directors and officers of Nevada Holding Group, Inc. will resign upon the completion of the acquisition of Apollo Capital Corp. The Board of Directors and officers of Apollo Capital Corp. will be appointed the Board of Directors and officers of Nevada Holding Group, Inc.

     7. SEVERANCE PAY OF EXISTING OFFICERS AND DIRECTORS. The resigning officers and directors of Nevada Holding Group, Inc. will receive severance pay for their services. Melanie S. Meinders will receive $12,000.00 for her services as Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer since the Company's inception on October 28, 1999. Mr. Charles E. Jordan, Sr. will receive $6,000.00 for his services as a Director and Secretary of the Company since December 22, 2000. These officers and directors have not received any salary for their services from the Company.

     8. SHAREHOLDER APPROVAL. The acquisition of Apollo Capital Corp. by Nevada Holding Group, Inc. is subject to the approval by the shareholders of Nevada Holding Group, Inc. and Apollo Capital Corp.

     9. ONE INSTRUMENT. This Letter of Intent may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

NEVADA HOLDING GROUP, INC.
LETTER OF INTENT
PAGE 3

     10. BINDING EFFECT. The parties intend to proceed with the transactions contemplated herein. Each party shall promptly notify the other of its progress on the matters specified herein.


Sincerely,


/s/ Melanie S. Meinders
---------------------------
Melanie S. Meinders
Chief Executive Officer
Nevada Holding Group, Inc.


APPROVED AND AGREED to this 1lth day of December 2001.

By: /s/ John M. King
    ---------------------------
    Mr. John M. King
    Chief Executive Officer
    Apollo Capital Corp.

                                  EXHIBIT NO. 2

                     Apollo Capital Corp. Audited Statements
                   for the Fiscal Year Ended December 31, 2001

                              APOLLO CAPITAL CORP.
                          (A Development Stage Company)


                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                              APOLLO CAPITAL CORP.
                          (A Development Stage Company)

                                TABLE OF CONTENTS

REPORT OF INDEPENDENT AUDITORS                                                 1

FINANCIAL STATEMENTS
  BALANCE SHEET                                                                2
  STATEMENT OF OPERATIONS                                                      3
  STATEMENT OF STOCKHOLDERS' EQUITY                                            4
  STATEMENT OF CASH FLOWS                                                      5
  NOTES TO FINANCIAL STATEMENTS                                              6-8

BEADLE, MCBRIDE & REEVES, LLP
ACCOUNTANTS AND CONSULTANTS


                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
Apollo Capital Corp.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Apollo Capital Corp. (a development stage company) as of December 31, 2001, and the related statements of operations, stockholders' equity, and cash flows for the period from October 29, 2001 (inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for an opinion.

In our opinion, the 2001 financial statements referred to above present fairly, in all material respects, the financial position of Apollo Capital Corp. as of December 31, 2001, and the results of its operations and its cash flows for the period of October 29, 2001 (inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company's operations were with related parties that are not expected to be continuing revenue sources. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Beadle, McBride & Reeves, LLP

Las Vegas, Nevada
March 4, 2002

APOLLO CAPITAL CORP.
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
December 31, 2001

ASSETS

Current assets:
   Cash                                                                $  4,757
                                                                       --------
         Total current assets                                          $  4.757
                                                                       --------
Total assets                                                           $  4,757
                                                                       ========

LIABILITIES and STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable and accrued expenses                                $     --
                                                                       --------
    Total current liabilities                                          $     --
                                                                       --------

Stockholders' equity
  Common stock, par value $.001, 100,000,000 shares
    authorized; 35,179,000 shares issued and outstanding               $ 35,179
  Additional paid-in capital (Shares issued for less than par)          (26,531)
  Deficit accumulated during the development stage                       (3,891)
                                                                       --------
Total stockholders' equity                                             $  4,757
                                                                       ========

See Notes to Financial Statements

APOLLO CAPITAL CORP.
(A Development Stage Company)

STATEMENT OF OPERATIONS
For the Period of October 29, 2001 (date of inception) to December 31, 2001

Revenues:
  Consulting fees                                                      $     --
Cost of revenue                                                           3,500
                                                                       --------
         Gross profit (loss)                                             (3,500)

Expenses:
  General and administrative                                                353
                                                                       --------
         (Loss) from operations                                          (3,853)

Other income (expense):
  Interest expense                                                          (38)
                                                                       --------
         Total                                                              (38)
                                                                       --------
         Net (loss)                                                    $ (3,891)
                                                                       ========
         (Loss) per share                                              $  (0.00)
                                                                       ========

See Notes to Financial Statements

APOLLO CAPITAL CORP.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD OF OCTOBER 29, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                        Additional       Deficit
                                                     Paid in Capital   accumulated
                                  Common Stock        (Shares issued   during the
                             -----------------------     for less      development
                               Shares       Value        than par)        stage         Total
                             ----------   ----------    ----------      ----------    ----------
Balance October 29, 2001             --   $       --    $       --      $       --    $       --

Issuance of common stock:
October 29, 2001 for cash       300,000          300            --              --           300

November 15, 2001 for cash    1,140,000        1,140            --              --         1,140

November 18, 2001 for cash    4,170,000        4,170            --              --         4,170

December 14, 2001 500%
  stock dividend             28,050,000       28,050       (28,050)             --            --

December 27, 2001
  note conversion             1,519,000        1,519         1,519              --         3,038

Net (loss)                           --           --            --          (3,891)       (3,891)
                             ----------   ----------    ----------      ----------    ----------
Balance December 31, 2001    35,179,000       35,179       (26,531)         (3,891)   $    4,757
                             ==========   ==========    ==========      ==========    ==========

See Notes to Financial Statements

APOLLO CAPITAL CORP.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOW
For the Period of October 29, 2001 (date of inception) to December 31, 2001

Cash flows from operating activities:
  Cash received from consulting fees                                   $     --
  Cash paid to vendors                                                   (3,891)
                                                                       --------
         Net cash (used in) operating activities                         (3,891)
  Cash flows from investing activities:                                      --
                                                                       --------
         Net cash provided by investing activities                           --
  Cash flows from financing activities:
  Proceeds from issuance of common stock                                  8,648
                                                                       --------
         Net cash provided by financing activities                        8,648
Increase in cash                                                          4,757
Cash, beginning of year                                                      --
                                                                       --------
Cash, end of year                                                         4,757
                                                                       ========

The following is a reconciliation of net income to net cash provided by operations:

Net income (Loss)                                                      $ (3,891)
Items not requiring cash:
  Depreciation                                                               --
Net cash (used in) operating activities                                $ (3,891)
                                                                       --------
Supplementary disclosure information:

  Stock issued in lieu of interest on note conversion                  $     38

See Notes to Financial Statements

APOLLO CAPITAL CORP.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies is presented to assist in the understanding of the financial statements. The financial statements and notes are representations of management. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of business

Apollo Capital Corp. (the Company) was organized October 29, 2001 as a Nevada corporation. The Company has been organized for the purpose of acquiring equity positions in start-up and existing companies. The Company also provides companies with consulting services with regard to raising capital, equity formation, development of management teams, implementing marketing programs when appropriate and guidance in filing registration statements.

Estimates

The preparation of the balance sheet in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of footnote information at the date of the balance sheet. Actual results could differ from those estimates.

Summary of Accounting Policies

Revenue recognition Revenue is recognized as services are performed and billed.

Fair value of financial instruments The carrying amounts of financial instruments including cash and accounts payable and accrued expenses approximate their fair value because of their short maturities.

Comprehensive income There is no difference or reconciling items between net income and comprehensive income.

NOTE 2. INITIAL CAPITALIZATION

The Company is authorized to issue 100,000,000 shares of common stock, par value $.001 per share.

On October 29, 2001, the Company issued 300,000 common shares, par value $.001 per share to the founding shareholders. The founding shareholders paid the Company a total of $300.

During the period from November 15, 2001 through November 18, 2001, the Company issued 5,310,000 common shares, par value $.001, to shareholders who participated in the Company's private placement. The Company completed the private placement pursuant to Regulation D, Rule 504 of the Securities Act of 1933, as amended. The Company offered and sold 5,310,000 common shares, par value $.001 per share, for a total consideration of $5,310.

APOLLO CAPITAL CORP.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 2. INITIAL CAPITALIZATION - CONTINUED

On December 14, 2001, the Company issued 28,050,000 common shares, par value $.001 per share, to the shareholders of record on December 14, 2001. The shares were issued as a result of a 500% stock dividend, which due to the lack of any retained earnings was accounted for in a manner similar to a return of capital.

On December 27, 2001, the Company issued 1,519,000 common shares, par value $.001 per share, to American Equities Corp., per the exercise of a convertible note.

As of December 31, 2001, the Company has 35,179,000 common shares issued and outstanding.

NOTE 3. RELATED PARTY TRANSACTIONS

Convertible note and security distributions:

On November 19, 2001, the Company issued a convertible note payable to American Equities Corp. for $3,000 plus interest of 12% per annum. On December 27, 2001, American Equities Corp. exercised their option and exchanged the note plus accrued interest of $38 for 1,519,000 common shares of stock, par value $.001, at the conversion rate of $.002 per share. After the conversion, the officers, directors and affiliates of the Company controlled approximately 71 % of the issued and outstanding common shares of stock of the American Equities Corp.

Services of affiliated companies:

During the year ended December 31, 2001, the Company utilized the services of Venture Funding Group, Inc., a Nevada corporation that is controlled by Thomas
R. Meinders, husband of Melanie S. Meinders, an officer of the Company during the period in which the work was performed. During the year ended December 31, 2001, Venture Funding Group, Inc. was paid approximately $3,500 for document preparation services.

NOTE 4. GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not developed a source of revenue. Unless the Company develops a continuing source of revenue or is able to raise additional capital, its ability to remain a going concern is questionable. Management believes its business plan will ultimately be successful and has demonstrated in the past the ability to raise capital as needed.

APOLLO CAPITAL CORP.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 5. SUBSEQUENT EVENTS

Subsequent to December 31, 2001, the Company has entered into a "Letter of Intent" to exchange 35, 179,000 shares of the Company stock for 35,179,000 shares of Nevada Holding Group, Inc. stock. The agreement requires shareholder approval to be completed. If approved by the stockholders of the Company, the merger will be accounted for as a reverse acquisition as the existing stockholders of the Company will control approximately 83% of the stock of Nevada Holding Group, Inc.

NOTE 6. INCOME TAXES

The Company has a net operating loss carryforward of $3,891 which is available in subsequent years. No tax benefit is reflected in the financial statement because there is no certainty that the net operating loss will be utilized.

NOTE 7. LOSS PER SHARE

Loss per share of common stock applicable to common stockholders is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period (31,614,500 shares for the period of October 29, 2001 (inception) to December 31, 2001).

                                  EXHIBIT N0. 3

                  Nevada Holding Group, Inc. Audited Financial
             Statements for the Fiscal year Ended December 31, 2001

BEADLE, MCBRIDE & REEVES, LLP
ACCOUNTANTS AND CONSULTANTS


                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
Nevada Holding Group, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Nevada Holding Group, Inc. (a development stage company) as of December 31, 2001, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Nevada Holding Group, Inc. as of December 31, 2000, were audited by other auditors whose report, dated January 29, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements referred to above present fairly, in all material respects, the financial position of Nevada Holding Group, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company's operations were with related parties that are not expected to be continuing revenues sources. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Beadle, McBride & Reeves, LLP

Las Vegas, Nevada
March 4, 2002

NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS
DECEMBER 31,

ASSETS                                                     2001         2000
                                                         ---------    ---------
Current assets:
  Cash                                                   $  12,598           --
  Prepaid Expenses                                           2,535           --
                                                         ---------    ---------
        Total current assets                                15,133           --
                                                         ---------    ---------
Total assets                                             $  15,133           --
                                                         =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses                  $     590           --
                                                         ---------    ---------
        Total current liabilities                              590           --

Stockholders' equity
  Common stock, par value $.001, 50,000,000 shares
  authorized; 3,404,400 shares issued and outstanding        3,404        1,111
  Additional paid-in capital                               140,638       83,831
  Deficit accumulated during the development stage        (129,499)     (84,942)
                                                         ---------    ---------
        Total stockholders' equity                       $  14,543           --
                                                         ---------    ---------
        Total liabilities and stockholders' equity       $  15,133           --
                                                         =========    =========

See Notes to Financial Statements

NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS
FOR THE YEARS DECEMBER 31, 2001, 2000, 1999 AND THE PERIOD OF OCTOBER 28,1999 (INCEPTION), TO DECEMBER 31, 2001

                                                                      October 28, 1999
                                                                     (Date of inception)
                                 2001         2000         1999      to December 31, 2001
                               ---------    ---------    ---------   --------------------
Revenues:
  Consulting fees              $  66,750    $      --    $      --        $  66,750
Cost of revenue                   85,787           --           --           85,787
                               ---------    ---------    ---------        ---------
     Gross profit (loss)         (19,037)          --           --          (19,037)

Expenses:
  General and administrative      26,148       94,963       24,533          145,644
                               ---------    ---------    ---------        ---------
     (Loss) from operations      (45,185)     (94,963)     (24,533)        (164,681)

Other income:
  Interest income                    628       34,554           --           35,182
                               ---------    ---------    ---------        ---------
     Total                           628       34,554           --           35,182
                               ---------    ---------    ---------        ---------
     Net (loss)                $ (44,557)   $ (60,409)   $ (24,533)       $(129,499)
                               =========    =========    =========        =========
(Loss) per share               $   (0.03)   $   (0.06)   $   (0.01)       $   (0.10)
                               =========    =========    =========        =========

See Notes to Financial Statements

NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS DECEMBER 31, 2001, 2000, 1999 AND THE PERIOD OF OCTOBER 28, 1999 (INCEPTION), TO DECEMBER 31, 2001

                                                                   Additional       Deficit
                                                                 Paid in Capital  accumulated
                                             Common Stock        (Shares issued    during the
                                         ---------------------      for less      development
                                          Shares       Value        than par)         stage        Total
                                         ---------   ---------      ---------       ---------    ---------
Balance at October 28, 1999                     --   $      --      $      --       $      --    $      --
Issuance of common stock:
October 28, 1999 for cash
  and services                             600,000         600          5,400              --        6,000
November 20, 1999 for cash                 400,000         400         99,600              --      100,000
Net (loss)                                      --          --             --         (24,533)     (24,533)
                                         ---------   ---------      ---------       ---------    ---------
Balance at 12/31/1999                    1,000,000       1,000        105,000         (24,533)      81,467
Issuance of common stock:
February 25, 2000 for cash                  91,700          92        366,708              --      366,800
April 17, 2000 for cash                     19,500          19         77,981              --       78,000
Deferred offering costs                         --          --        (40,122)             --      (40,122)

Distribution of acquired company stock          --    (425,736)            --        (425,736)
Net (loss)                                      --          --             --         (60,409)     (60,409)
                                         ---------   ---------      ---------       ---------    ---------
Balance at 12/31/2000                    1,111,200       1,111         83,831         (84,942)          --
Issuance of common stock:
January 30, 2001 for cash                  591,000         591         58,509              --       59,100
January 31, 2000 100%
  stock dividend                         1,702,200       1,702         (1,702)             --           --
Net (loss)                                      --          --             --         (44.557)     (44,557)
                                         ---------   ---------      ---------       ---------    ---------
Balance at 12/31/2001                    3,404,400   $   3,404      $ 140,638       $(129,499)   $  14,543
                                         =========   =========      =========       =========    =========

See Notes to Financial Statements

NEVADA HOLDING GROUP, INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS
For the years December 31, 2001, 2000,1999 and the period of October 28, 1999 (Inception), to December 31, 2001

                                                                                         October 28, 1999
                                                                                       (Date of inception)
                                                   2001         2000         1999      to December 31, 2001
                                                 ---------    ---------    ---------   --------------------
Cash flows from operating activities:
  Cash received from customers                   $  66,750    $      --    $      --        $  66,750
  Cash paid to vendors                            (111,880)     (21,324)     (92,772)        (225,976)
  Cash advanced on notes receivable                 (2,000)          --           --           (2,000)
  Interest received                                    628           --           --              628
                                                 ---------    ---------    ---------        ---------
Net Cash (used in) operating activities            (46,502)     (21,324)     (92,772)        (160,598)
Cash flows from investing activities:
  Convertible loan to Terra Moya Aqua, Inc.             --     (391,182)          --         (391,182)
                                                 ---------    ---------    ---------        ---------
Net cash (used in) Investing activities                 --     (391,182)          --         (391,182)
Cash flows from financing activities:
  Proceeds from issuance of common stock            59,100      444,800      100,600          604,500
  Deferred offering costs                               --      (40,122)          --          (40,122)
                                                 ---------    ---------    ---------        ---------
Net cash provided by financing activities           59,100      404,678      100,600          564,378
Increase (decrease) in cash                         12,598       (7,828)       7,828           12,598

Cash, beginning of year                          $      --    $   7,828           --               --
                                                 ---------    ---------    ---------        ---------

Cash, end of year                                $  12,598    $      --    $   7,828        $  12,598

The following is a reconciliation of net income to net cash provided by operations:

Net (loss)                                       $ (44,557)   $ (60,409)   $ (24,533)       $(129,499)
  (Increase) decrease in loan receivable                --        6,909       (6,909)              --
  (Increase) decrease in organization costs             --       66,730      (66,730)              --
(Increase) decrease in prepaid expenses             (2,535)          --           --           (2,535)
Increase in accounts payable
    and accrued expenses                               590           --           --              590
  Common stock received for interest income             --      (34,554)          --          (34,554)
  Common stock issued for services rendered             --           --        5,400            5,400
                                                 ---------    ---------    ---------        ---------
Net cash (used in) operating activities          $ (46,502)   $ (21,324)   $ (92,772)       $(160,598)

See Notes to Financial Statements

NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE SUMMARY of significant accounting policies is presented to assist in the understanding of the financial statements. The financial statements and notes are representations of management. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of business

Nevada Holding Group, Inc. (the Company) was organized October 28, 1999 as a Nevada corporation. The Company has been organized for the purpose of acquiring equity positions in start-up and existing companies. The Company also provides companies with consulting services with regard to raising capital, equity formation, development of management teams, implementing marketing programs when appropriate and guidance in filing registration statements.

Estimates

The preparation of the balance sheet in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of footnote information at the date of the balance sheet. Actual results could differ from those estimates.

SUMMARY OF ACCOUNTING POLICIES

Revenue recognition Revenue is recognized as services are performed and billed.

Fair value of financial instruments

The carrying amounts of financial instruments including cash and prepaid expenses approximate their fair value because of their short maturities.

Comprehensive income

There is no difference or reconciling items between net income and comprehensive income for the years ended December 31, 2001, 2000 and 1999.

Reclassification

Certain amounts in the 2000 financial statements have been reclassified to conform to the 2001 presentation.

NOTE 2. STOCK ISSUANCES

The Company is authorized to issue 50,000,000 shares of common stock, par value $.001 per share. The Company does not have preferred stock. On October 28, 1999, the Company issued 600,000 common shares, par value $001, to the founder of the Company in exchange for $600 cash and various consulting services valued at $5,400.

NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 2. STOCK ISSUANCES - CONTINUED

During the period from November 1, 1999 through November 20, 1999, the Company issued 400,000 common shares, par value $.001, under a private placement pursuant to Regulation D, Rule 504 of the Securities Act of 1933, as amended. The Company offered and sold 400,000 common shares for a total consideration of $100,000.

During the period from January 10, 2000 through April 20, 2000, the Company issued 111,200 common shares, par value $.001, under a separate private placement pursuant to Regulation D, Rule 506 of the Securities Act of 1933, as amended. The Company offered and sold 111,200 common shares for a total consideration of $444,800.

During the period from January 1, 2001 through January 31, 2001, the Company issued 591,000 common shares, par value $.001, under an additional private placement pursuant to Regulation D, Rule 504 of the Securities Act of 1933, as amended. The Company offered and sold 591,000 common shares for a total consideration of $59,100.

On January 31, 2001, the Board of Directors of the Company declared a 100% stock dividend, which due to the lack of any retained earnings was accounted for as a return of capital. The Company issued 1,702,200 common shares to the shareholders on record as of January 31, 2001.

As of December 31, 2001, the Company has 3,404,400 common shares issued and outstanding.

NOTE 3. RELATED PARTY TRANSACTIONS

Notes receivable:

On February 11, 2001, the Company issued a $1,000, 10% convertible note from My Trading Corp. The officers, directors and affiliates of the Company control approximately 41% of the issued and outstanding common stock of My Trading Corp. The note was repaid on December 31, 2001, including interest of $58. In addition, the Company was reimbursed costs incurred of approximately $270.

On February 11, 2001, the Company issued a $1,000, 10% convertible note from e-Com Holdings, Inc. The officers, directors and affiliates of the Company control approximately 90% of the issued and outstanding common stock of e-Com Holdings, Inc. The note was repaid on December 21, 2001, including interest of $58.

On March 12, 2001, the Company issued a promissory note in the amount of $5,200 to E-Trading Corp. On March 27, 2001, the note was repaid in full including interest of $416. E-Trading Corp. is controlled by the officers, directors and affiliates of the Company.

NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 3. RELATED PARTY TRANSACTIONS - CONTINUED

Convertible notes and security distributions:

On February 11, 2001, the Company received a $1,000, 10% convertible note from E-Trading Corp. On March 5, 2001, E-Trading Corp. filed an amended Articles of Incorporation, changing their corporate name to Stars of Music, Inc. On March 26, 2001, the Company exercised the conversion provision of the convertible note into 809,784 common shares, par value $0.001 per share. On December 27, 2001, the shares were distributed to the shareholders of record. After the distribution, the officers, directors and affiliates of the Company controlled approximately 7% of the 11,933,284 issued and outstanding common shares of Stars of Music, Inc., a Nevada corporation. The Company's total cost for these shares was approximately $1,012.

On February 11, 2001, the Company received a $1,000, 10% convertible note from Solar Energy Corp. On September 11, 2001, the Company exercised the conversion provision of the convertible note into 846,672 common shares, par value $0.001 per share. On September 28, 2001, Solar Energy Corp. filed an amended Articles of Incorporation, changing their corporate name to Toyopia, Inc. On October 17, 2001, the Company received an additional 846,672 shares of Toyopia, Inc. as a result of a 2 for 1 forward split. On December 27, 2001, the shares were distributed to the shareholders of record. On December 31, 2001, the officers, directors and affiliates controlled approximately 5% of the 87,451,444 issued and outstanding common shares of Toyopia, Inc. The Company's total cost for these shares was approximately $1,058.

Consulting services:

During the year ended December 31, 2001, the Company received approximately $34,000 from Stars of Music, Inc. for consulting services. The officers, directors and affiliates of the Company control approximately 7% of the issued and outstanding common shares of Stars of Music, Inc. after the exercise of a convertible note on March 26, 2001. Additionally, the Company received approximately $32,000 from Toyopia, Inc. for consulting services. The officers, directors and affiliates of the Company control approximately 5% of the issued and outstanding common shares of stock after the exercise of a convertible note on September 11, 2001.

Services from affiliated companies:

During the year ended December 31, 2001, the Company utilized the services of Venture Funding Group, Inc., a Nevada corporation that is controlled by Thomas
R. Meinders, husband of Melanie S. Meinders, an officer of the Company. For the year ended December 31, 2001, Venture Funding Group, Inc. was paid approximately $58,300 for document preparation services.

During the year ended December 31, 2001, the Company utilized the services of High Desert Consultants, Inc., a Nevada corporation that is controlled by Thomas
R. Meinders, husband of Melanie S. Meinders, an officer of the Company. For the year ended December 31, 2001, High Desert Consultants, Inc. was paid approximately $23,800 for consulting services.

NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 3. RELATED PARTY TRANSACTIONS - CONTINUED

During the year ended December 31, 2001, the Company utilized the services of Nevada Bookkeeping Corp., a Nevada corporation that is controlled by Thomas R. Meinders, husband of Melanie S. Meinders, an officer of the Company. For the year ended December 31, 2001, Nevada Bookkeeping Corp. was paid approximately $3,900 for bookkeeping services and the preparation of stock certificates.

NOTE 4. GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not developed a source of revenue. Unless the Company develops a continuing source of revenue or is able to raise additional capital, its ability to remain a going concern is questionable. Management believes its business plan will ultimately be successful and has demonstrated in the past the ability to raise capital as needed.

NOTE 5. SUBSEQUENT EVENTS

Subsequent to December 31, 2001, the Company loaned an affiliate company $10,000. The note was repaid in full on March 11, 2001 plus interest in the amount of $240.

Subsequent to December 31, 2001, the Company entered into a "Letter of Intent" to acquire the outstanding stock of Apollo Capital Corp. by issuing the shareholders of Apollo Capital Corp. 35,179,000 shares of Company stock in exchange for 35,179,000 shares of Apollo Capital Corp. stock. The agreement requires shareholder approval to be completed. If approved by the stockholders of the Company, the merger will be accounted for as a reverse acquisition as the existing shareholders of Apollo Capital Corp. will control approximately 83% of the stock of the Company.

NOTE 6. PROFORMA BALANCE SHEET AND INCOME STATEMENT

The following is a proforma summary balance sheet as had the proposed merger been consummated at December 31, 2001.

                                                    Effect
                                       As             of
                                    presented       merger      Proforma
                                    ---------     ---------     ---------
     Current assets                 $  15,133     $   4,757     $  19,890
                                    ---------     ---------     ---------
     Total assets                   $  15,133     $   4,757     $  19,890
                                    =========     =========     =========
     Current liabilities            $     590     $      --     $     590
     Stockholders' equity           $  14,543     $   4,757     $  19,300
                                    ---------     ---------     ---------
     Total                          $  15,133     $   4,757     $  19,890
                                    =========     =========     =========

NEVADA HOLDING GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 6. PROFORMA BALANCE SHEET AND INCOME STATEMENT - continued

The following is a proforma summary operating statement as had the proposed merger been effective January 1, 2001:

                                                   Effect
                                       As            of
                                    presented      merger       Proforma
                                    ---------     ---------     ---------
     Revenues                       $  66,750     $      --     $  66,750
     Expenses                       $(111,935)    $  (3,853)    $(115,788)
     Other income and (expense)     $     628     $     (38)    $     590
                                    ---------     ---------     ---------
          Net (loss)                $ (44,557)    $  (3,891)    $ (48,448)
                                    =========     =========     =========

NOTE 7. INCOME TAXES

The Company has a net operating loss carryforward of $129,499 which is available in subsequent years. No tax benefit is reflected in the financial statement because there is no certainty that the net operating loss will be utilized.

NOTE 8. LOSS PER SHARE

Loss per share of common stock applicable to common stockholders is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period (3,305,900 shares for the year ended December 31, 2001, 1,089,417 for the year ended December 31, 2000 and 800,000 shares for the period of October 28, 1999 (inception) to December 31, 1999).

                                    EXHIBIT 4

                           Nevada Holding Group, Inc.

    Audited Financial Statements for the fiscal year ended December 31, 2000

                              OVIST & HOWARD, INC.
                          Certified Public Accountants
                       A Professional Services Corporation
                             7 Commerce Center Drive
                                     Suite A
                             Henderson, Nevada 89014
                               Tel: (702) 456-1300
                               Fax: (702) 456-6155

                          INDEPENDENT AUDITOR'S REPORT

Nevada Holding Group, Inc.
Las Vegas, Nevada

     We have audited the accompanying balance sheet of Nevada Holding Group, Inc. (A development stage company) as of December 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2000 and the period of October 28, 1999 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nevada Holding Group, Inc. (A development stage company), as of December 31, 2000 and the results of its operations and its cash flows for the year ended December 31, 2000 and the period of October 28, 1999 (inception) to December 31, 2000, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had no operations and has no established source or revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                        /s/ Ovist & Howard
                                        Certified Public Accountants

January 29, 2001
Henderson, Nevada

                              FINANCIAL STATEMENTS

                           NEVADA HOLDING GROUP, INC.

                                DECEMBER 31, 2000

NEVADA HOLDING GROUP, INC. (A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

DECEMBER 31, 2000

                                     ASSETS

CURRENT ASSETS:                                                        $    -0-
                                                                       --------

          TOTAL ASSETS

                       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:                                                   $    -0-
                                                                       --------
STOCKHOLDERS' EQUITY:
Common stock, $.001 par value, authorized
  50,000,000 shares; issued and outstanding at
  December 31, 2000 -1,111,200 shares                                  $  1,111
Additional paid-in-capital                                               83,831
Deficit accumulated during development stage                            (84.942)
                                                                       --------
         TOTAL STOCKHOLDERS' EQUITY                                         -0-
                                                                       --------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         -0-
                                                                       --------

                   See accompanying accountants' audit report
                        And notes to financial statements

NEVADA HOLDING GROUP, INC. (A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000, AND THE PERIOD FROM OCTOBER 28,1999 (INCEPTION) TO DECEMBER 31, 2000

                                                                Period from
                                                             October 28, 1999
                                            Year Ended        (Inception) to
                                         December 31, 2000   December 31, 2000
                                         -----------------   -----------------
INCOME:
  Revenue                                    $    -0-            $    -0-
Expenses:
  Acquisition Costs                            70,850              70,850
  Bank Charges                                     33                  82
  Consulting Fees                              16,000              31,000
  Document Preparation                            -0-               7,500
  Filing Fees                                     -0-                  75
  Meeting Expenses                                127                 127
  Organization Costs                            5,720               5,720
  Postage & Mailing                               466                 623
  Printing                                        380                 733
  Supplies                                        395                 577
  Travel                                          992               2,209
                                             --------            --------
Total Operating Expenses                       94,963             119,496
                                             --------            --------
INCOME FROM OPERATIONS                        (94,963)           (119,496)
OTHER INCOME:
  Interest Income                              34,554              34,554
                                             --------            --------
NET INCOME (LOSS)                             (60,409)            (84,942)

                   See accompanying accountants' audit report
                        And notes to financial statements

NEVADA HOLDING GROUP, INC. (A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS' EQUITY

PERIOD FROM OCTOBER 28,1999 (INCEPTION) TO DECEMBER 31, 2000

                                     Common Stock            Additional   Deficit Accumulated
                                ------------------------      Paid-In      During Development
                                  Shares        Amount        Capital            Stage
                                ----------    ----------     ----------         -------
October 28, 1999
  Issued for cash and
  Services rendered                600,000    $      600     $    5,400          $  -0-
November 20, 1999
  Issued for cash                  400,000           400         99,600             -0-

Net loss,
 October 28, 1999 (inception)
 To December 31, 1999                                                           (24,533)
February 25, 2000
 Issued for cash                    91,700            92        326,586             -0-
 April 17, 2000
 Issued for cash                    19,500            19         77,981             -0-
Distribution of shares of
 Terra Moya Aqua, Inc.
 To shareholders                       -0-           -0-       (425,736)            -0-
Net Loss,
 December 31, 2000                                                              (60.409)
                                ----------    ----------     ----------         -------
Balance,
 December 31, 2000               1,111,200    $    1,111     $   83,831         (84,942)
                                ==========    ==========     ==========         =======

                   See accompanying accountants' audit report
                        and notes to financial statements

NEVADA HOLDING GROUP, INC. (A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2000, AND THE PERIOD FROM OCTOBER 28, 1999 (INCEPTION) TO DECEMBER 31, 2000

                                                                          Period from
                                                                        October 28, 1999
                                                       Year Ended        (Inception) to
                                                   December 31, 2000    December 31, 2000
                                                   -----------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                             $ (60,409)           $ (84,942)
  Services received in exchange for
  Common stock                                               -0-                5,400
Changes in assets and liabilities:
  Organization costs                                      66,730                  -0-
                                                       ---------            ---------
NET CASH FLOWS FROM
  OPERATING ACTIVITIES:                                    6,321              (79,542)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Decrease in loan receivable                              6,909                  -0-

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of common stock for cash                      444,800              545,400
  Deferred offering costs paid                           (40,122)             (40,122)
  Distribution of Terra Moya Aqua, Inc.
  Shares to stockholders                                 425 736              425 736
                                                       ---------            ---------
NET CASH FLOW FROM
  FINANCING ACTITIES:                                    (21,058)              79,542
    Net Decrease in Cash                                  (7,828)                 -0-
CASH -- Beginning of Period                                7,828                  -0-
                                                       ---------            ---------
CASH -- End of Period                                        -0-                  -0-
NON-CASH FINANCING ACTIVITIES:
  Common stock issued for services rendered                  -0-            $   5,400
                                                       ---------            ---------

                   See accompanying accountants' audit report
                        and notes to financial statements

NEVADA HOLDING GROUP, INC. (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL SATATEMENTS

DECEMBER 31, 2000

SEE ACCOMPANYING ACCOUNTANT'S AUDIT REPORT

NOTE 1- HISTORY AND ORGANIZATION OF THE COMPANY:

     The Company was incorporated under the laws of the State of Nevada on October 28, 1999. The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company. The Company intends to become an international provider of electricity.

NOTE 2 - ACCOUNTING POLICIES AND PROCEDURES:

     Accounting policies and procedures have not been determined except as follows:
     1. The Company uses the accrual method of accounting for financial statements and federal income taxes.
     2. Earnings per share is computed using the weighted average number of shares of common stock outstanding.
     3.   The Company has adopted a calendar year end.

NOTE 3 - GOING CONCERN:

     The Company's financial statements are prepared using the generally accepted accounting principals applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to raise substantial amounts of equity funds for use in its administration and general business activities.

NOTE 4 - SUBSEQUENT EVENT:

     Subsequent to December 31, 2000, the Company issued 591,000 shares of common stock at S.10 per share for additional working capital.

                                 EXHIBIT NO. 5

                           Nevada Holding Group, Inc.
  Unaudited Financial Statements for the Quarterly Period ended March 31, 2002

                 [LETTERHEAD OF BEADLE, MCBRIDE & REEVES, LLP]

                         INDEPENDENT ACCOUNTANT'S REPORT


The Board of Directors and Stockholders
Nevada Holding Group, Inc.
Las Vegas, Nevada

We have reviewed the accompanying condensed balance sheet of Nevada Holding Group, Inc. (a Nevada Corporation) as of March 31, 2002, and the related condensed statements of operations, cash flows and stockholders' deficit for the three-months ended March 31, 2002 and 2001. These financial statements are the responsibility of the Corporation's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than any audit conducted in accordance with generally accepted auditing standards, the objective of which is an expression of an opinion on the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such condensed financial statements for them to be in conformity with generally accepted accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Corporation will continue as a going concern. As discussed in Note 4 to the financial statements {and Note 4 to the annual financial statements for the year ended December 31, 2001 (not presented herein)}, certain conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Notes 4 to the financial statements.

We have previously audited, in accordance with generally accepted auditing standards, the balance sheet of Nevada Holding Group, Inc. as of December 31, 2001, and the related statements of operations, stockholders' equity, and cash flows for the year then ended (not presented herein); and in our report dated March 4, 2002, we expressed an unqualified opinion on those financial statements and included an explanatory paragraph concerning matters that raise substantial doubt about the Corporation's ability to continue as a going concern.


/s/ Beadle, McBride & Reeves, LLP

May 3, 2002

NEVADA HOLDING GROUP, INC.

BALANCE SHEET

MARCH 31, 2002 AND MARCH 31, 2001 (UNAUDITED)

                                                                     (UNAUDITED)      (UNAUDITED)
                                                                   MARCH 31, 2002   MARCH 31, 2001
                                                                   --------------   --------------
                                     ASSETS
CURRENT ASSETS:
Cash                                                                  $   2,229        $   8,524
Accounts Receivable                                                           0           28,800
Notes Receivable                                                              0            2,525
                                                                      ---------        ---------
TOTAL CURRENT ASSETS                                                  $   2,229        $  39,849
                                                                      =========        =========

OTHER ASSETS:
Securities at Cost                                                            0        $   1,350
                                                                      ---------        ---------
TOTAL ASSETS                                                          $   2,229        $  41,199
                                                                      =========        =========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts Payable                                                      $   3,619                0
                                                                      ---------        ---------
TOTAL CURRENT LIABILITIES                                             $   3,619                0

STOCKHOLDERS' EQUITY (DEFICIT):
Common Stock, $0.001 par value, Authorized
50,000,000 shares; 5,004,400 and 3,404,400
shares Issued and outstanding at March 31, 2002
and March 31, 2001 respectively                                       $   5,004        $   3,404
Additional paid-in capital                                              155,038          140,638
Accumulated Deficit                                                    (129,499)         (84,943)
Current Year Operating (Loss)                                           (31,933)         (17,900)
                                                                      ---------        ---------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                  $  (1,390)       $  41,199
                                                                      ---------        ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                  $   2,229        $  41,199
                                                                      =========        =========

    The accompanying notes are an integral part of these financial statements

NEVADA HOLDING GROUP, INC.

STATEMENT OF OPERATIONS

FOR THE QUARTER ENDED MARCH 31, 2002 AND MARCH 31, 2001 (UNAUDITED)

                                           (UNAUDITED)          (UNAUDITED)
                                           THREE MONTHS         THREE MONTHS
                                          MARCH 31, 2002       MARCH 31, 2001
                                          --------------       --------------
REVENUE:                                     $   NONE             $ 33,550

COST OF REVENUES:                            $   NONE             $ 12,325
                                             --------             --------
GROSS PROFIT (LOSS)                          $   NONE             $ 21,225

OPERATING EXPENSES:
  Accounting                                    4,735                6,110
  Advertising                                       0                  232
  Bank Charges                                     55                   55
  Consulting Fees                              19,000               13,762
  Document Preparation                              0               15,000
  Filing Fees                                       0                  165
  Legal                                         7,019                    0
  Postage & Mailing                               335                1,099
  Printing                                        424                  295
  Supplies                                         48                1,203
  Telephone                                       322                    0
  Transfer Agent Costs                            235                    0
  Travel                                            0                1,650
                                             --------             --------
TOTAL OPERATING EXPENSES                       32,173               39,571
                                             --------             --------
NET LOSS FROM OPERATIONS                      (32,173)             (18,346)
                                             --------             --------
OTHER INCOME:
  Interest Income                                 240                  446
                                             --------             --------
NET INCOME (LOSS)                            $(31,933)            $(17,900)
                                             ========             ========

    The accompanying notes are an integral part of these financial statements

NEVADA HOLDING GROUP, INC.

STATEMENT OF CASH FLOWS

FOR THE QUARTER ENDED MARCH 31, 2002 AND MARCH 31, 2001 (UNAUDITED)

                                                 (UNAUDITED)        (UNAUDITED)
                                                THREE MONTHS       THREE MONTHS
                                               MARCH 31, 2002     MARCH 31, 2001
                                               --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss During Period                            $(31,933)          $(17,900)

Items Not Affecting Cash Flow:
Increase in Notes Payable                                0             (2,525)
Increase in Accounts Receivable                          0            (28,800)
Increase in Securities at Cost                           0             (1,351)
Increase in Capital Stock (Shares for Services)     16,000                  0
Increase in Accounts Payable                         3,029                  0
Decrease in Prepaid Expenses                         2,535                  0
                                                  --------           --------
NET CASH FLOW FROM OPERATIONS                     $(10,369)          $(50,576)

CASH FLOW FROM FINANCING ACTIVITIES:

Issuance of Company Stock - Cash                  $    -0-           $ 59,100
Deferred Offering Costs                                -0-                 -0-
Distribution to Shareholders                           -0-                 -0-
                                                  --------           --------
NET CASH FLOW FROM FINANCING ACTIVITIES           $    -0-           $ 59,100

Net Increase (Decrease) In Cash                   $(10,369)          $  8,524
Cash At Beginning of Period                         12,598                  0
                                                  --------           --------
CASH AT END OF PERIOD                             $  2,229           $  8,524
                                                  ========           ========

    The accompanying notes are an integral part of these financial statements

NEVADA HOLDING GROUP, INC.

STATEMENT OF SHAREHOLDERS' EQUITY

MARCH 31, 2002 (UNAUDITED)

                                                                                       Total
Transaction               Number of       Common        Additional     Accumulated     Equity
And Date                Common Shares      Stock     Paid-In Capital     Deficit      (Deficit)
--------                -------------      -----     ---------------     -------      ---------
Balance 12/31/01          3,404,400       $ 3,404       $ 140,638       $(129,499)    $  14,543

Shares for Services
at $0.01 Per Share
S-8 Filing                1,600,000       $ 1,600       $  14,400             -0-     $  30,543

Net Loss
Current Year                    -0-           -0-             -0-       $ (31,933)    $  (1,390)
                         ----------       -------       ---------       ---------     ---------
Balance 3/31/02           5,004,400       $ 5,004       $ 155,038       $(161,432)    $  (1,390)
                         ==========       =======       =========       =========     =========

    The accompanying notes are an integral part of these financial statements

NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS

NOTE 1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies is presented to assist in the understanding of the financial statements. The financial statements and notes are representations of management. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

NATURE OF BUSINESS

Nevada Holding Group, Inc. (the Company) was organized October 28, 1999 as a Nevada corporation. The Company has been organized for the purpose of acquiring equity positions in start-up and existing companies. The Company also provides companies with consulting services with regard to raising capital, equity formation, and development of management teams, implementing marketing programs when appropriate and guidance in filing registration statements.

ESTIMATES

The preparation of the balance sheet in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of footnote information at the date of the balance sheet. Actual results could differ from those estimates.

SUMMARY OF ACCOUNTING POLICIES

REVENUE RECOGNITION:
Revenue is recognized as services are performed and billed.

FAIR VALUE OF FINANCIAL INSTRUMENTS:
The carrying amounts of financial instruments including cash and prepaid expenses approximate their fair value because of their short maturities.

COMPREHENSIVE INCOME:
There is no difference or reconciling items between net income and comprehensive income for the quarter ended March 31, 2002.

NOTE 2. STOCK ISSUANCES

The Company is authorized to issue 50,000,000 shares of Common Stock, par value $0.001 per share. The Company does not have Preferred Stock.

As of December 31, 2001, the Company has 3,404,400 Common Shares issued and outstanding. There are no preferred shares authorized.
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NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS

NOTE 2. STOCK ISSUANCES - CONTINUED

During January 2002, the Company issued 1,600,000 Common Shares to consultants for the Company pursuant to a S-8 Registration Statement filed with the Securities and Exchange Commission.

As of March 31, 2002, the Company has 5,004,400 Common Shares issued and outstanding. There are no preferred shares authorized.

NOTE 3. RELATED PARTY TRANSACTIONS

NOTES RECEIVABLE:

During the quarter ended March 31, 2002, the Company received a 10% Note from American Equities Corp. in the amount of $10,000. American Equities Corp. paid the Company in full on March 11, 2002. The Company earned a total of $240 in interest from the loan to American Equities Corp. American Equities Corp. is a Nevada corporation that is controlled by the officers and directors of the Company.

SERVICES FROM AFFILIATED COMPANIES:

During the quarter ended March 31, 2002, the Company utilized the services of High Desert Consultants, Inc., a Nevada corporation that is controlled by Thomas
R. Meinders, husband of Melanie S. Meinders, an officer of the Company. For the quarter ended March 31, 2002, High Desert Consultants, Inc. was paid $3,000 for consulting services.

NOTE 4. GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not developed a source of revenue. Unless the Company develops a continuing source of revenue or is able to raise additional capital, its ability to remain a going concern is questionable. Management believes its business plan will ultimately be successful and has demonstrated in the past the ability to raise capital as needed.

NOTE 5. PLANNED ACQUISITIONS

The Company entered into a "Letter of Intent" to acquire the outstanding stock of Apollo Capital Corp. by issuing the shareholders of Apollo Capital Corp. 35,179,000 shares of Company stock in exchange for 35,179,000 shares of Apollo Capital Corp. stock. The agreement requires shareholder approval to be completed. If approved by the stockholders of the Company, the merger will be accounted for as a reverse acquisition as the existing shareholders of Apollo Capital Corp. will control approximately 83% of the stock of the Company.
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NEVADA HOLDING GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)

MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS

NOTE 5. PLANNED ACQUISITIONS - CONTINUED

The Company has not included financial information concerning Apollo Capital Corp. due to the fact that the acquisition has not been completed. Upon completion of the acquisition, a Form 8-K will be filed with the Securities and Exchange Commission.

On March 27, 2002, the Company signed the contracts and the Company completed the acquisition of 100% of the issued and outstanding shares of Providence Cabinet Shoppe, Inc. on April 3, 2002. The agreement provides for the Company to acquire 100% of the issued and outstanding shares for a total of $85,000 payable with a down payment of $15,000. $28,000 to be paid 30 days from closing and $40,000 to be paid at $10,000 per month, payable on the 1st and 15th for 4 months. In addition, $2,000 for insurance benefits package for 3 months, to be paid as due. The down payment was made on April 3, 2002. In addition, the Company assumed liabilities of approximately $1,450,000. Providence Cabinet, Inc. has assets including land, building, equipment and fixtures of approximately $2,000,000 prior to depreciation. Providence Cabinet, Inc. has total inventory and accounts receivable of approximately $500,000.

The Company has not included financial information concerning Providence Cabinet Shoppe, Inc. due to the fact that the acquisition was not completed during the quarter ended March 31, 2002. A Form 8-K will be filed with the Securities and Exchange Commission.

NOTE 6. INCOME TAXES

The Company has a net operating loss carry forward of $161,432 which is available in subsequent years. No tax benefit is reflected in the financial statement because there is no certainty that the net operating loss will be utilized.

NOTE 7. LOSS PER SHARE

Loss per share of common stock applicable to common stockholders is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period of 5,004,400 for the quarter ended March 31, 2002.